010-9264-1313/4 AGREEMENT AND PLAN OF MERGER Parent-Subsidiary Merger This Agreement and Plan of Merger (this “Agreement”) is made and entered into as of November 17, 2021 by and between Amerant Bancorp Inc., a Florida corporation (“Parent”), and Amerant Merger SPV Inc., a Florida corporation and a wholly-owned subsidiary of Parent (“Subsidiary”). WHEREAS, Parent owns all of the issued and outstanding shares of capital stock of Subsidiary; WHEREAS, the respective Boards of Directors of Parent and Subsidiary have each approved and adopted this Agreement and the transactions contemplated by this Agreement; and WHEREAS, pursuant to the transactions contemplated by this Agreement, and on the terms and subject to the conditions set forth herein, Subsidiary, in accordance with the Florida Business Corporation Act (“FBCA”), shall merge with and into Parent, with Parent as the surviving corporation (the “Merger”). NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: 1. Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the FBCA, Subsidiary shall merge with and into Parent as of the Effective Time (as defined below). From and after the Effective Time, the separate corporate existence of Subsidiary shall cease and Parent shall continue as the surviving corporation (in this capacity, the “Surviving Corporation”). The effects and consequences of the Merger shall be as set forth in this Agreement and the FBCA. 2. Effective Time. (a) Subject to the provisions of this Agreement, the parties shall duly prepare, execute and file the articles of merger or other applicable instrument (the “Articles of Merger”) with the Secretary of State of the State of Florida with respect to the Merger. The Merger shall become effective upon the later of (i) the filing of the Articles of Merger and (ii) the date hereof (the “Effective Time”). (b) The Merger shall have the effects set forth in the FBCA. Without limiting the generality of the foregoing, from and after the Effective Time, (i) all the properties, rights, privileges, immunities, and franchises of Subsidiary shall vest in Parent, a s the Surviving Corporation, and (ii) all debts, obligations, and other liabilities of Subsidiary shall become the debts, obligations, and liabilities of Parent, as the Surviving Corporation. 3. Organizational Documents. In accordance with the Merger, the articles of incorporation and bylaws of the Surviving Corporation shall be as set forth on Exhibit A and

2 010-9264-1313/4 Exhibit B, respectively (the “Governing Documents”), attached hereto and incorporated herein. The Governing Documents shall be effective as of the Effective Time. 4. Directors and Officers. The directors and officers of Parent immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation from and after the Effective Time and shall hold office until the earlier of their respective death, resignation or removal or their respective successors are duly elected or appointed and qualified in the manner provided for in the Governing Documents or as otherwise provided by the FBCA. 5. Capital Stock. As of the Effective Time, by virtue of the Merger and without any action on the part of Parent or Subsidiary: (a) each share of Parent’s Class A Common Stock (the “Parent Class A Common Stock”) shall be automatically converted into one (1) share of Surviving Corporation’s Class A Common Stock (the “Class A Common Stock”), provided, however, that if any Person, together with its Affiliates, would own, of record or as beneficial owner, more than 8.9% of the outstanding shares of Class A Common Stock following the Merger (the “Cap”), such Person’s shares of Class A Common Stock shall be converted into shares of Surviving Corporation’s Non-Voting Class A Common Stock (the “Non-Voting Class A Common Stock”), solely with respect to holdings that would be in excess of the Cap; (b) each share of Parent’s Class B Common Stock (the “Parent Class B Common Stock”) shall be automatically converted into 0.95 of a share of Class A Common Stock, provided, however, that if any Person, together with its Affiliates, would own, of record or as beneficial owner, more than the Cap, such Person’s shares of Class A Common Stock shall be converted into shares of Non-Voting Class A Common Stock , solely with respect to holdings that would be in excess of the Cap; and (c) each share of capital stock of Subsidiary that is owned by Parent or Subsidiary shall automatically be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor. Notwithstanding the foregoing, no fractional shares shall be issued in connection with the Merger. Any Person that would hold fractional shares as a result of the Merger shall receive a cash payment of $30.10 per share in lieu of such fractional shares. In addition, to the extent that a Person’s Parent Class A Common Stock or Parent Class B Common Stock, as the case may be, shall be convertible into fewer than 100 shares of Class A Common Stock pursuant to the Merger, such Person shall receive a cash payment of $30.10 per share in lieu of the Class A Common Stock. The determination of ownership levels in excess of the Cap shall be made by the Surviving Corporation Board of Directors in good faith. For purposes of this Section 5: “Affiliate” has the meaning set forth in 12 C.F.R. Section 225.2(a) or any successor provision.

3 010-9264-1313/4 “beneficial owner” means any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares (i) voting power which includes the power to vote, or to direct the voting of, such shares of capital stock; and/or (ii) investment power, which includes the power to dispose, or to direct the disposition of , such shares of capital stock. “Person” means any individual, corporation, limited or general partnership, trust, limited liability company, association or other entity. 6. Location of the Registered Office of Surviving Corporation. The location of the registered office of the Surviving Corporation in its jurisdiction of incorporation shall be 220 Alhambra Circle, Coral Gables, Florida 33134. 7. Submission to Service of Process. The Surviving Corporation hereby consents and agrees that it may be served with process in the State of Florida in any proceeding for the enforcement of any obligation of Subsidiary, as well as the enforcement of any obligation of the Surviving Corporation arising from the Merger, and irrevocably appoints the Secretary of State of the State of Florida as its agent to accept service of process in any such suit or other proceeding. The Secretary of State of the State of Florida shall mail a copy of any such process to the Surviving Corporation at 220 Alhambra Circle, Coral Gables, Florida 33134, Attn: Ivan E. Trujillo. 8. Entire Agreement. This Agreement, together with the Articles of Merger, constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, representations and warranties, and agreements, both written and oral, with respect to such subject matter. 9. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. 10. No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement. 11. Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement. 12. Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

4 010-9264-1313/4 13. Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not af fect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible. 14. Governing Law and Forum. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than those of the State of Florida. Each party irrevocably submits to the exclusive jurisdiction of any Florida court or federal court sitting in Florida and expressly waives any claims or defenses of lack of jurisdiction or of proper venue by such court. 15. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement. [Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written. AMERANT BANCORP INC. AMERANT MERGER SPV INC. By: /s/ Ivan Trujillio By: /s/ Carlos Iafigliola Name: Ivan Trujillio Name: Carlos Iafigliola Title: Chief Legal Officer Title: President